Exhibit 10.1

Execution Version

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

Dated as of August 17, 2010

by and among

Tenet Healthcare Corporation

and

Barclays Capital Inc.,

Banc of America Securities LLC,

Goldman, Sachs & Co.

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

and

Scotia Capital (USA) Inc.

As the Initial Purchasers

This Exchange and Registration Rights Agreement (this “Agreement”) is made and entered into as of August 17, 2010, by and among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), and Barclays Capital Inc., Banc of America Securities LLC, Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and Scotia Capital (USA) Inc. (collectively, the “Initial Purchasers”). Each of the Initial Purchasers has agreed to purchase the Company’s 8% Senior Notes due 2020 (the “Initial Notes”), pursuant to the Purchase Agreement, dated August 3, 2010, by and among the Company and Barclays Capital Inc., Banc of America Securities LLC, Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of the Initial Purchasers (the “Purchase Agreement”).

In order to induce the Initial Purchasers to purchase the Initial Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers under the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated as of November 6, 2001, or the Twelfth Supplemental Indenture, dated as of August 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, relating to the Initial Notes and the Exchange Notes (as defined below).

The parties hereby agree as follows:

SECTION 1. DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the following meanings:

Affiliate shall have the meaning set forth in Rule 144 of the Securities Act.

Base Interest shall mean the interest that would otherwise accrue on the Notes under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

Broker-Dealer shall mean any broker or dealer registered with the Commission under the Exchange Act.

Business Day shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

Closing Date shall mean the date on which the Initial Notes are initially issued.

Commission shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

Consummate: an Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Initial Notes validly tendered by Holders thereof and accepted by the Company pursuant to the Exchange Offer.

Consummation Deadline shall have the meaning set forth in Section 3(b) hereof.

Effectiveness Deadline shall have the meanings set forth in Section 3(a) and 4(a) hereof.

Exchange Act shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended from time to time.

Exchange Notes shall mean the Company’s 8% Senior Notes due 2020, to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

Exchange Offer shall mean the exchange and issuance by the Company of a principal amount of Exchange Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Initial Notes that are validly tendered by Holders and accepted by the Company in connection with such exchange and issuance.

Exchange Offer Registration Statement shall mean the Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exempt Resales shall mean the transactions in which the Initial Purchasers propose to sell the Initial Notes to certain “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act and pursuant to Regulation S under the Securities Act.

Filing Date shall mean the date of the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, with the Commission.

Filing Deadline shall have the meanings set forth in Sections 3(a) and 4(a) hereof.

Holders shall have the meaning set forth in Section 2 hereof.

Indemnified Person shall have the meaning set forth in Section 8(a) hereof.

Indenture shall mean the Indenture, dated as of November 6, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as supplemented by the Twelfth Supplemental Indenture on August 17, 2010, as the same may be amended from time to time.

Liabilities shall have the meaning set forth in Section 8(a) hereof.

Notes shall mean, collectively, the Initial Notes to be issued and sold to the Initial Purchasers, and securities issued in exchange therefore or in lieu thereof pursuant to the Indenture.

Offering Memorandum shall mean the offering memorandum, dated as of August 3, 2010, prepared in connection with the offer and sale of the Initial Notes.

Prospectus shall mean the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Recommencement Date shall have the meaning set forth in Section 6(d) hereof.

Registration Default shall have the meaning set forth in Section 5 hereof.

Registration Statement shall mean any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Rule 144 shall mean Rule 144 promulgated under the Securities Act.

Securities Act shall mean the Securities Act of 1933, or any successor thereto, as the same may be amended from time to time.

Shelf Registration Statement shall have the meaning set forth in Section 4 hereof.

Special Interest shall have the meaning set forth in Section 5 hereof.

Suspension Notice shall have the meaning set forth in Section 6(d) hereof.

TIA shall mean the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

Transfer Restricted Securities shall mean (a) each Initial Note, until the earliest to occur of (i) the date on which such Initial Note is exchanged in the Exchange Offer for an Exchange Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (ii) the date on which such Initial Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Exchange Notes), or (iii) the date on which such Initial Note is sold pursuant to Rule 144 under the Securities Act and (b) each Exchange Note held by a Broker-Dealer until the date on which such Exchange Note is disposed of by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2. HOLDERS

A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

(a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with) or the policies, rules or regulations of the Commission, the Company shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission within 30 days after the earlier of (a) the date of filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and (b) the date on which such report should have been timely filed under the Securities Act (such 30th day being the “Filing Deadline”), (ii) use its commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 360 days after the date of the Offering Memorandum (such 360th day being the “Effectiveness Deadline”), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) as soon as practicable following the effectiveness of such Exchange Offer Registration Statement, use its commercially reasonable efforts to commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Exchange Notes to be offered in exchange for the Initial Notes that are Transfer Restricted Securities and (ii) resales of Exchange Notes by Broker-Dealers that tendered into the Exchange Offer Initial Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Initial Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

(b) The Company shall use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective but in no event later than 30 Business Days thereafter, unless required by applicable law or the policies, rules or regulations of the Commission (the last day of such period being the “Consummation Deadline”).

(c) The Company shall include a “Plan of Distribution” section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Initial Notes acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such “Plan of Distribution” section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement.

Because such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with its initial sale of any Exchange Notes received by such Broker-Dealer in the Exchange Offer, the Company shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of Exchange Notes by Broker-Dealers, the Company agrees to use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than two Business Days after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

(a) Shelf Registration. If (i) the Exchange Offer is not permitted by applicable law (after the Company has complied with the procedures set forth in Section 6(a)(i) below) or the policies, rules or regulations of the Commission or (ii) for any reason the Exchange Offer is not Consummated by the Consummation Deadline or (iii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by applicable law or the policies, rules or regulations of the Commission from participating in the Exchange Offer; or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder; or (C) such Holder is a Broker-Dealer and holds Initial Notes acquired directly from the Company or any of its Affiliates, then the Company shall:

(x) file, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above, (ii) the next Business Day following the Consummation Deadline, if the Exchange Offer is not Consummated by the Consummation Deadline and (iii) the date on which the Company receives the notice specified in clause (a)(iii) above (such earlier date, the “Filing Deadline”), a shelf registration statement pursuant to Rule 415 under the Securities Act (which may be an amendment to the Exchange Offer Registration Statement (the “Shelf Registration Statement”)), relating to all Transfer Restricted Securities, and

(y) shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Date (such 90th day, the “Effectiveness Deadline”).

If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable law or the policies, rules or regulations of the Commission (i.e., as contemplated by clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company shall use its commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or Item 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and such other information as the Company may reasonably request. No Holder of Transfer Restricted Securities shall be entitled to Special Interest pursuant to Section 5 hereof relating to a Shelf Registration Statement unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. SPECIAL INTEREST

If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective promptly (each such event referred to in clauses (i) through (iv), a “Registration Default”), then the Company hereby agrees to pay to each Holder of Transfer Restricted Securities affected thereby, as liquidated damages for such Registration Default, special interest (“Special Interest”), in addition to the Base Interest, which Special Interest shall accrue at a per annum rate of 0.25% for the first 90-day period immediately following the occurrence of such Registration Default, at a per annum rate of 0.50% for the second 90-day period following the occurrence of such Registration Default, at a per annum rate of 0.75% for the third 90-day period following the occurrence of such Registration Default and at a per annum rate of 1.0% thereafter for any remaining time period until all Registration Defaults have been cured; provided that the Company shall in no event be required to pay Special Interest for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the Special Interest payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

All accrued Special Interest shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which Special Interest is due cease to be Transfer Restricted Securities, all obligations of the Company to pay Special Interest with respect to such securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full. Notwithstanding anything contained herein or in the Indenture to the contrary, the payment of Special Interest shall be the only remedy available to Holders for any Registration Default.

SECTION 6. REGISTRATION PROCEDURES

(a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall (x) comply with all applicable provisions of Section 6(c) below, (y) use its commercially reasonable efforts to effect such exchange and to permit the resale of Exchange Notes by Broker-Dealers that validly tendered, in the Exchange Offer, Initial Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Initial Notes acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

(i) If, following the date hereof there has been announced a change in the policies, rules or regulations of the Commission with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agrees to use commercially reasonable efforts to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Transfer Restricted Securities. In connection with the foregoing, the Company hereby agrees to take such other commercially reasonable actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

(ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer, each Holder using the Exchange Offer to participate in a distribution of the Exchange Notes hereby acknowledges and agrees that, if the resales are of Exchange Notes obtained by such Holder in exchange for Initial Notes acquired directly from the Company or an Affiliate thereof, it (1) could not, under the policies, rules or regulations of the Commission as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co. Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

(iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co. Inc. (available June 5, 1991) as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company’s information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer and (C) providing any other commercially reasonable undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

(b) Shelf Registration Statement. In connection with the Shelf Registration Statement, if any, the Company shall:

(i) (x) comply with all the provisions of Section 6(c) below and (y) use its commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof; and

(ii) issue, subject to compliance with the applicable Indenture, upon the request of any Holder or purchaser of Initial Notes covered by any Shelf Registration Statement contemplated by this Agreement, Exchange Notes having an aggregate principal amount equal to the aggregate principal amount of Initial Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Exchange Notes on the Shelf Registration Statement for this purpose and issue the Exchange Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate; provided, that the Holder shall pay any transfer taxes or other fees charged in connection with such registration of Exchange Notes.

(c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company shall:

(i) use its commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement (A) to contain an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall use its commercially reasonable efforts to file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable;

(ii) use its commercially reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act in connection with the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, use commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) if requested by an Initial Purchaser or a Holder, furnish to each Holder in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days if practicable, or such shorter time period as is practicable, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object within five Business Days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing only if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act;

(vi) make available, at reasonable times, for inspection by one Holder designated by a majority of the Holders and any attorney or accountant retained by such Holders, all financial and other records, pertinent corporate documents of the Company and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that any information that is designated in writing by the Company as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such attorney or accountant, unless such disclosure is required by law;

(vii) if requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities; provided, that the Company shall not be required to participate in a distribution of any derivative security by or on behalf of any Holder; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

(viii) deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(ix) upon the request of any Holder, enter into such commercially reasonable agreements (including underwriting agreements) and make such customary representations and warranties and take all such other commercially reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company shall:

(A) upon request of any Holder, furnish (or in the case of paragraphs (2) and (3), use its commercially reasonable efforts to cause to be furnished) to each such Holder upon the effectiveness of the Shelf Registration Statement:

(1) a certificate, dated such date, signed on behalf of the Company by (x) an executive officer of the Company and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Section 6(g) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

(2) an opinion, dated the date of effectiveness of the Shelf Registration Statement, of counsel for the Company covering matters as are customarily covered in opinions requested in connection with underwritten offerings and such other matters as such Holder may reasonably request;

(3) a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from the Company’s independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings; and

(B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in the any agreement entered into by the Company pursuant to this clause (ix);

(x) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement, but in no event for longer than 365 days from the effective date of the Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

(xi) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

(xii) use its commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, but in no event for longer than 365 days from the effective date of the Registration Statement, subject to the proviso contained in clause (x) above;

(xiii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with typed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with a custodian for the Depository Trust Company;

(xiv) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earning statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act); and

(xv) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

(d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a “Suspension Notice”), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the “Recommencement Date”). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

(a) All expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company; and (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

(b) In connection with any Shelf Registration Statement required by this Agreement, the Company will reimburse the Holders of Transfer Restricted Securities who are selling or reselling Initial Notes or Exchange Notes pursuant to the “Plan of Distribution” contained in the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be selected by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

(a) Indemnification of the Holders. The Company agrees to indemnify and hold harmless each Holder, its directors, officers, and each person, if any, who controls such Holder within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Holder, director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Exchange Notes or registered Initial Notes, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and to reimburse each such Holder and each such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel chosen pursuant to Section 8(c)) as such expenses are reasonably incurred by such Holder or such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the indemnity in this Section 8(a) shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to any of the Holders furnished in writing to the Company by any of the Holders.

(b) Indemnification of the Company. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Holder), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; and to reimburse the Company and each such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel chosen pursuant to Section 8(c)) as such expenses are reasonably incurred by the Company or such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In no event shall any Holder, its directors, officers or any person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the “indemnified party”), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the “indemnifying person”) in writing and the indemnifying party shall assume and control the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b).

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

(e) Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Holder, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e).

Notwithstanding the provisions of this Section 8(e), no Holder, its directors, its officers or any person, if any, who controls such Holder shall be required to contribute any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(e) are several, and not joint, in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder. For purposes of this Section 8(e), each director and officer of a Holder and each person, if any, who controls a Holder within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Holder, and each director and officer of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 9. RULE 144A and RULE 144

The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to use its commercially reasonable efforts to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10. MISCELLANEOUS

(a) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(b)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

(c) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

(ii) if to the Company:

Tenet Healthcare Corporation

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

Facsimile No.: (469) 893-8600

Attention: General Counsel

With a copy to:

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, California 90071

Facsimile No.: (213) 891-8763

Attention: Steven B. Stokdyk

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if facsimiled; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TENET HEALTHCARE CORPORATION

BY	/s/ BIGGS C. PORTER
	NAME:	BIGGS C. PORTER
	TITLE:	CHIEF FINANCIAL OFFICER

BARCLAYS CAPITAL INC. BANC OF AMERICA SECURITIES LLC GOLDMAN, SACHS & CO. CITIGROUP GLOBAL MARKETS INC. WELLS FARGO SECURITIES, LLC SCOTIA CAPITAL (USA) INC.

BY:	BARCLAYS CAPITAL INC.

BY:	/s/ Benjamin Burton
NAME: Benjamin Burton
TITLE: Managing Director

BY:	BANC OF AMERICA SECURITIES LLC

BY:	/s/ Sarang Gadkari
NAME: Sarang Gadkari
TITLE: Managing Director

BY:	GOLDMAN, SACHS & CO.

BY:	/s/ Goldman, Sachs & Co.
NAME:
TITLE:

BY:	CITIGROUP GLOBAL MARKETS INC.

BY:	/s/ Stuart G. Dickson
NAME: Stuart G. Dickson
TITLE: Managing Director

BY:	WELLS FARGO SECURITIES, LLC

BY:	/s/ David Gillespie
NAME: David Gillespie
TITLE: Managing Director

BY:	SCOTIA CAPITAL (USA) INC.

BY:	/s/ Keith Rodrigues
NAME: Keith Rodrigues
TITLE: President & Chief Operating Officer

(Exchange and Registration Rights Agreement)